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                      Federal Communications Commission             DA 05-543
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                                  Before the
                      Federal Communications Commission
                            Washington, D.C. 20554



In the Matter of                      )       File No. EB-05-IH-0110
                                      )
Madison River Communications, LLC     )       Acct. No.
and affiliated companies              )
                                      )       FRN: 0004334082




                                CONSENT DECREE



I. INTRODUCTION


    1. The Enforcement Bureau ("Bureau") of the Federal Communications Commission (the "FCC" or the "Commission") and Madison River Communication, LLC on behalf of itself, its parent company Madison River Telephone Company, LLC, and its affiliated companies under common control or ownership of Madison River Telephone Company, LLC ("Madison River" or the "Company"), by their authorized representatives, hereby enter into this Consent Decree to resolve an investigation (the "Investigation") by the Bureau regarding Madison River's compliance with section 201(b) of the Communications Act of 1934, as amended,(1) with respect to the blocking of ports used for Voice over Internet Protocol ("VoIP") applications, thereby affecting customers' ability to use VoIP through one or more VoIP service providers. The Investigation was undertaken pursuant to sections 4(i), 4(j), 218, and 403 of the Communications Act.(2)



II. DEFINITIONS


    2. For the Purposes of this Consent Decree, the following definitions shall apply:


        (a) "Adopting Order" means an Order of the Bureau adopting the terms and conditions of this Consent Decree without change, addition or modification.


        (b) "Madison River" or the "Company" means Madison River Communications, LLC, and any affiliate, d/b/a, predecessor-in-interest, parent companies and any direct or indirect subsidiaries of such parent companies, or other affiliated companies or businesses, and their successors and assigns, including but not limited to, Madison River Telephone Company, LLC, and its direct and indirect subsidiaries.


        (c) "Bureau" means the Enforcement Bureau of the Federal
            Communications Commission.


        (d) "Communications Act" or "Act" means the Communications Act of 1934, as amended, 47 U.S.C. Section 151 et seq.


        (e) "Effective Date" means the date on which the Bureau releases the Adopting Order.

---------------------------

(1) 47 U.S.C. Section 201(b).
(2) 47 U.S.C. Sections 154(i), 154(j), 218 and 403.




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                      Federal Communications Commission             DA 05-543
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        (f) The "FCC" or the "Commission" means the Federal Communications
            Commission.


        (g) "Investigation" means the investigation commenced by the Bureau's Letter of Inquiry dated February 11, 2005.


        (h) "Parties" means Madison River and the Bureau.



III. BACKGROUND


    3. On February 11, 2005, the Bureau issued a Letter of Inquiry ("LOI") to Madison River, initiating an investigation. Specifically, the Bureau inquired about allegations that Madison River was blocking ports used for VoIP applications, thereby affecting customers' ability to use VoIP through one or more VoIP service providers.(3) Madison River submitted its initial response to the LOI on February 18, 2005, and supplemented that response on February 22, 2005.(4)



IV. AGREEMENT


    4. To avoid the expenditure of additional resources that would be required to further litigate the issues raised in the Investigation, and in consideration for the termination of the Investigation in accordance with the terms of this Consent Decree, Madison River agrees to make a voluntary payment to the United States Treasury, without further protest or recourse to a trial de novo, in the amount of fifteen thousand dollars ($15,000.00) within ten (10) business days after the Effective Date of the Adopting Order. The payment may be made by check or similar instrument, payable to the order of the Federal Communications Commission. The payment must include the Acct. No. and FRN No. referenced above. Payment by check or money order must be mailed to Forfeiture Collection Section, Finance Branch, Federal Communications Commission, P.O. Box 73482, Chicago, IL, 60673-7482. Payment by overnight mail must be sent to Bank One/LB 73482, 525 West Monroe, 8th Floor Mailroom, Chicago, IL 60661. Payment by wire transfer must be made to ABA Number 071000013, receiving bank Bank One, and account number 1165259.


    5. In order to resolve and terminate the Investigation, the Bureau requires, and Madison River agrees, that Madison River shall not block ports used for VoIP applications or otherwise prevent customers from using VoIP applications.


    6. The Parties agree and acknowledge that this Consent Decree shall constitute a final settlement of the Investigation. In express reliance on the covenants and representations contained herein, and in order to avoid the potential expenditure of additional public resources, the Bureau agrees to terminate the Investigation. In consideration for the termination of this Investigation, Madison River agrees to the terms, conditions, and procedures contained herein.


    7. The Bureau agrees that, in the absence of new evidence relating to incidents that were not the subject of the Investigation, the Bureau will not use the facts developed in the Investigation, or the existence of this Consent Decree, to institute, on its own motion, any new proceedings, formal or


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(3) See Letter dated February 11, 2005 from Hillary S. DeNigro, Deputy Chief,
Investigations and Hearings Division, Enforcement Bureau, FCC, to Steve Vanderwoude, Chairman & CEO, Madison River Communications, LLC, ("February 11 LOI").


(4) See Letter dated February 18, 2005 from Kenneth E. Hardman, Attorney for Madison River Telephone Company, LLC, et al., to Hillary S. DeNigro, Deputy Chief, Investigations and Hearings Division, Enforcement Bureau, FCC ("Madison River Response"); Letter dated February 22, 2005 from Kenneth E. Hardman, Attorney for Madison River Telephone Company, LLC, et al., to Hillary S. DeNigro, Deputy Chief, Investigations and Hearings Division, Enforcement Bureau, FCC ("Madison River Supplement").


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                      Federal Communications Commission             DA 05-543
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informal, or to take any actions on its own motion against Madison River, including referral of this matter to any other government agency, concerning the matters that were the subject of the Investigation.


    8. Madison River waives any objection to the authority of the Bureau to enter into and adopt this Consent Decree.


    9. Madison River represents and warrants that it is the properly named party to this Consent Decree and is solvent and has sufficient funds available to meet fully all financial and other obligations set forth herein. Madison River further represents and warrants that it has caused this Consent Decree to be executed by its authorized representative, as a true act and deed, as of the date affixed next to said representative's signature. Said representative and Madison River respectively affirm and warrant that said representative is acting in his/her capacity and within his/her authority as a corporate officer of Madison River, and on behalf of Madison River and that by his/her signature said representative is binding Madison River to the terms and conditions of this Consent Decree.


    10. The Parties agree that this Consent Decree does not constitute either an adjudication on the merits or a factual or legal finding regarding any compliance or noncompliance with the requirements of the Act and the Commission's orders and rules. The Parties agree that this Consent Decree is for settlement purposes only.


    11. Nothing in this Consent Decree shall limit the Commission's authority to enforce this Consent Decree in accordance with its terms, nor shall anything in this Consent Decree limit the Commission's authority to consider and adjudicate any formal complaint that may be filed pursuant to Section 208 of the Act, 47 U.S.C. Section 208, and to take any action in response to such complaint.


    12. Madison River waives any and all rights it may have to seek administrative or judicial reconsideration, review, appeal, or stay, or to otherwise challenge or contest the validity of this Consent Decree and the Order adopting this Consent Decree, provided the Order adopts the Consent Decree without change, addition, or modification.


    13. Madison River's decision to enter into this Consent Decree is expressly contingent upon the Bureau's issuance of an Adopting Order.


    14. In the event that this Consent Decree is rendered invalid by any court of competent jurisdiction, it shall become null and void and may not be used in any manner in any legal proceeding.


    15. The Parties also agree that if any provision of this Consent Decree conflicts with any subsequent rule or order adopted by the Commission (except an order specifically intended to revise or otherwise modify the terms of this Consent Decree to which Madison River does not consent) that provision will be superseded by such Commission rule or order.


    16. By this Consent Decree, Madison River does not waive or alter its right to assert and seek protection from disclosure of any privileged or otherwise confidential and protected documents and information, or to seek appropriate safeguards or confidentiality for any competitively sensitive or proprietary information. Nothing in this Consent Decree shall be deemed to prejudice Madison River's rights to seek exemption from disclosure pursuant to the Freedom of Information Act and the Commission's implementing regulations for documents provided by Madison River to the Commission, or for Madison River to contest any request for disclosure of agency records relating to the subject of this Consent Decree.


    17. If either Party (or the United States on behalf of the Commission) brings a judicial action to enforce the terms of the Adopting Order, neither Madison River nor the Bureau shall contest the validity of the Consent Decree or the Adopting Order, and Madison River and the Bureau will waive any statutory

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right to a trial de novo with respect to the issuance of the Adopting Order and shall consent to a judgment incorporating the terms of this Consent
Decree.


    18. Madison River agrees that any violation of the Consent Decree or the Adopting Order will constitute a separate violation of a Commission order, entitling the Commission, or its delegated authority, to exercise any rights or remedies attendant to the enforcement of a Commission order.


    19. The Parties agree that the requirements of this Consent Decree shall expire on the earlier of thirty (30) months from the Effective Date, or the effective date of a federal statute or Commission rule or order declaring or clarifying that the conduct described in paragraph 5 above does or does not violate the Act or Commission rules.


20. This Consent Decree may be signed in counterparts.






For:      Madison River Communications, LLC.


     March 3, 2005               /s/ MATT L. SPRINGER
-----------------------        ------------------------------------
Date                           Matt L. Springer
                               Vice President and General Counsel




For:      Enforcement Bureau
          Federal Communications Commission


     March 3, 2005               /s/ DAVID H. SOLOMON
-----------------------        ------------------------------------
Date                           David H. Solomon
                               Chief, Enforcement Bureau